RESTRUCTURING AND IMPAIRMENTS	0 Months Ended
Dec. 31, 2014
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 19—IMPAIRMENTS, RESTRUCTURING AND OTHERS:

Impairments, restructuring and others consisted of the following:

	Year ended December 31 ,
	2014	2013	2012

	(U.S. $ in millions)
Impairment of long-lived assets (see also notes 6 and 8)	$387	$524	$1,071
Restructuring	246	201	221
Other	17	63	(33)
Total	$650	$788	$1,259

Impairments

In determining the estimated fair value of the long-lived assets, Teva utilized a discounted cash flow model. The key assumptions within the model related to forecasting future revenue and operating income, an appropriate weighted average cost of capital, and an appropriate terminal value based on the nature of the long-lived asset. The Company's updated forecasts of net cash flows for the impaired assets reflect, among other things, the following: (i) for research and development in-process assets, the impact of changes to the development programs, the projected development and regulatory timeframes and the risks associated with these assets; and (ii) for product rights, pricing and volume projections as well as patent life and any significant changes to the competitive environment.

Impairment of long-lived assets in 2014 amounted to $387 million, comprised of:

  Property, plant and equipment - $163 million, based on management decisions regarding their expected use as a result of our planned plant rationalization, which triggered a reassessment of fair value. In 2013 and 2012, property, plant and equipment impairment was $61 million and $190 million, respectively.
  Identifiable intangible assets - $224 million:

a.       Product rights impairments of $116 million were recorded due to current market conditions and supply chain challenges in various Teva markets. Impairments of product rights for the year ended December 31, 2013 were $227 million and $233 million for 2012.

b.       In-process R&D impairments of $108 million are comprised mainly of a $102 million impairment of MDT-637 development project following the negative results of Phase II trial. Impairment of in-process R&D for the year ended December 31, 2013 amounted to $166 million and $625 million for 2012.

Restructuring

For the year ended December 31, 2014, Teva recorded $246 million of restructuring expenses, compared to $201 million for the year ended December 31, 2013 and $221 million for 2012. These expenses are primarily incurred in various initiatives as part of cost saving efforts.